MFS(R) GOVERNMENT LIMITED MATURITY FUND

                      Supplement to the Current Prospectus

The Board of Trustees of MFS Government Limited Maturity Fund ("Government Limited Maturity Fund") has approved the proposed reorganization of the Government Limited Maturity Fund into the MFS Limited Maturity Fund ("Limited Maturity Fund"). The proposed transaction is subject to numerous conditions, including approval by the shareholders of the Government Limited Maturity Fund at a shareholders' meeting expected to be held in November 2006. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Government Limited Maturity Fund's assets and liabilities would be transferred to the Limited Maturity Fund in return for shares of the Limited Maturity Fund with a total net asset value equal to the value of the assets of the Government Limited Maturity Fund (net of liabilities) on the transfer date. These Limited Maturity Fund shares would then be distributed pro rata to shareholders of the Government Limited Maturity Fund in exchange for their Government Limited Maturity Fund shares. Current Government Limited Maturity Fund shareholders would thus become shareholders of the Limited Maturity Fund and would receive shares of the Limited Maturity Fund with a total net asset value equal to the net asset value of their shares of the Government Limited Maturity Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Government Limited Maturity Fund and its shareholders, as well as to the Limited Maturity Fund.

The investment objective of the Government Limited Maturity Fund is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments). The Government Limited Maturity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in U.S. Government securities that have limited maturities. These securities include bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise.

The Government Limited Maturity Fund will only invest in securities and other instruments that are eligible for investment by federal credit unions and national banks, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Government Limited Maturity Fund will seek to comply with all investment limitations applicable to federal credit unions.

The primary investment objective of the Limited Maturity Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The Limited Maturity Fund invests, under normal market conditions, at least 65% of its net assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less). These securities may include: corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or similar entities, mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise.

The primary difference between the Government Limited Maturity Fund and the Limited Maturity Fund is that the Government Limited Maturity Fund generally focuses its investments in U.S. Government securities with limited maturities, while the Limited Maturity Fund focuses on a broader array of limited maturity debt securities, including U.S. Government securities, corporate bonds, and mortgage-backed and asset-backed securities. In addition, the Limited Maturity Fund is not managed so as to qualify as an eligible investment for federal credit unions and national banks.

Information regarding the Limited Maturity Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Government Limited Maturity Fund in September 2006.



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In light of the proposed transaction, sales of the MFS Government Limited
Maturity Fund shares and exchanges into this Fund are expected to be suspended on or about October 15, 2006.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Limited Maturity Fund, nor is it a solicitation of any proxy. For more information regarding the Limited Maturity Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606 or visit the MFS website at www.mfs.com. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

                  The date of this supplement is July 27, 2006.